                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 15, 2001





                       Corporate Asset Backed Corporation
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                              33-73666               22-3281571
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


400 West Main Street, Suite 338
Babylon, New York                                            11702
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700

 c/o UBS PaineWebber Inc.
 1285 Avenue of the Americas, 11th Floor
 New York, NY                                                10019
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.         Changes in Control of Registrant.

                NOT APPLICABLE.

Item 2.         Acquisition or Disposition of Assets.

                NOT APPLICABLE.

Item 3.         Bankruptcy or Receivership.

                NOT APPLICABLE.

Item 4.         Changes in Registrant's Certifying Accountant.

                NOT APPLICABLE.

Item 5.         Other Events.

                NOT APPLICABLE.

Item 6.         Resignations of Registrant's Directors.

                NOT APPLICABLE.

Item 7.         Financial Statements, Pro-Forma Financial Information and
                Exhibits.

                (a) NOT APPLICABLE.

                (b) NOT APPLICABLE.

                (c) EXHIBITS.

                Cash Transactions by the CABCO Trust for BellSouth Debentures on October 15, 2001.

                        $1,518,750.00 to the Trust Certificate Holders.



Item 8.         Change in Fiscal Year.

                NOT APPLICABLE.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CORPORATE ASSET
                                             BACKED CORPORATION
                                                  as Depositor



                                             By:
                                                    ----------------------------
                                             Name:  Robert Vascellaro
                                             Title: Vice President and Treasurer



Date: October 29, 2001

                                  EXHIBIT INDEX



Exhibit                                                                    Page
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

    List of Cash Transactions.